UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 27, 2017

VECTOR GROUP LTD.
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

1-5759	65-0949535
(Commission File Number)	(I.R.S. Employer Identification No.)

4400 Biscayne Boulevard, Miami Florida	33137
(Address of Principal Executive Offices)	(Zip Code)

(305) 579-8000
(Registrant’s Telephone Number, Including Area Code)

(Not Applicable)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.    Submission of Matters to a Vote of Security Holders

On April 27, 2017, Vector Group Ltd. held its 2017 annual meeting of stockholders, where stockholders considered and voted upon the following proposals:
Proposal 1: Election of Directors.
By vote reflected below, each of the directors nominated was elected.

Nominee	For	Withheld	Broker Non-Votes (1)

Bennett S. LeBow	89,014,367	1,094,489	29,170,949
Howard M. Lorber	87,626,644	2,482,212	29,170,949
Ronald J. Bernstein	87,684,502	2,424,354	29,170,949
Stanley S. Arkin	88,019,798	2,089,057	29,170,949
Henry C. Beinstein	88,952,551	1,156,304	29,170,949
Jeffrey S. Podell	82,690,399	7,418,456	29,170,949
Jean E. Sharpe	82,809,567	7,299,288	29,170,949
(1)    Under the Company's governing documents, broker non-votes have no effect on the outcome of the matter acted on.
Proposal 2: Advisory approval of executive compensation (say on pay).
By vote reflected below, the Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes (1)
53,906,583	35,710,588	491,685	29,170,949
(1)    Under the Company's governing documents, broker non-votes have no effect on the outcome of the matter acted on.
Proposal 3: Approval of ratification of Deloitte & Touche LLP as independent registered public accounting firm for the year ending December 31, 2017.
By vote reflected below, the selection of the independent registered public accounting firm was ratified.

For	Against	Abstain
118,266,382	638,781	374,642

Proposal 4: Advisory vote on the frequency of future advisory votes on the compensation of the Company's named executive officers.
By vote reflected below, the Company’s stockholders recommended, on an advisory basis, that the Company conduct future advisory votes on the compensation of the Company's named executive officers on an annual basis.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
87,052,155	643,353	1,919,378	493,971	29,170,948
After consideration of the recommendation of the Company’s stockholders, the Company’s Board of Directors has determined that the Company will hold future advisory votes on the compensation of the Company’s named executive officers on an annual basis until the next advisory vote regarding frequency.
Proposal 5: Approval of “Policy on Mediation”
By vote reflected below, the Company’s stockholders did not approve a stockholder proposal regarding participation in mediation of any alleged human rights violations involving the Company's operations.

For	Against	Abstain	Broker Non-Votes (1)
4,515,558	84,662,232	931,064	29,170,950
(1)    Under the Company's governing documents, broker non-votes have no effect on the outcome of the matter acted on.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VECTOR GROUP LTD.

By:     /s/ J. Bryant Kirkland III
J. Bryant Kirkland III
Senior Vice President, Treasurer and Chief Financial Officer

Date:    April 27, 2017